UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2006

Jabil Circuit, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14063	38-1886260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10560 Dr. Martin Luther King, Jr. Street North, St. Petersburg, Florida 33716

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (727) 577-9749

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 15, 2006 Jabil Circuit, Inc. (“Jabil”) filed a Form 12b-25 with the Securities and Exchange Commission (the “SEC”) in order to extend the due date for its Annual Report on Form 10-K for its fiscal year ended August 31, 2006 (the “2006 Form 10-K”) to November 29, 2006 (the fifteenth calendar day following the prescribed due date for the 2006 Form 10-K). As disclosed in the Current Report on Form 8-K filed with the SEC on November 14, 2006, Jabil has concluded that it must restate at least its 2005 financial statements, and that it was continuing to evaluate which other time periods need to be restated and the exact amount of the restatements. Jabil has not filed the 2006 Form 10-K and, as a result, on December 1, 2006, Jabil received a letter (the “Notice Letter”) from the New York Stock Exchange (the “NYSE”) notifying it that it is subject to the procedures specified in Section 802.01E (SEC Annual Report Timely Filing Criteria) of the NYSE’s Listed Company Manual. This section states that the NYSE will monitor Jabil and the filing status of its 2006 Form 10-K. If Jabil has not filed its 2006 Form 10-K within six months of the filing due date of the 2006 Form 10-K (as extended by Form 12b-25), the NYSE will determine whether Jabil should be given up to an additional six months to file its 2006 Form 10-K. If the NYSE determines that such an additional time period is not appropriate, suspension and delisting procedures would be commenced pursuant to Section 804.00 of the Listed Company Manual. Jabil intends to file its 2006 Form 10-K, as well as any other financial statements required to be restated, as soon as practicable upon the conclusion of its evaluation of its historical financial statements.

Item 7.01 Regulation FD Disclosure

In compliance with Section 802.01E of the Listed Company Manual, Jabil issued a press release on December 8, 2006 in response to the Notice Letter that it received from the NYSE. The press release is attached as Exhibit 99.1.

The information furnished herewith pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing, unless otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Press Release dated December 8, 2006.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JABIL CIRCUIT, INC.
(Registrant)

December 8, 2006	By:	/s/ Forbes I.J. Alexander
Forbes I.J. Alexander,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 8, 2006.